UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2014

eMagin Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-15751	56-1764501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3006 Northup Way, Suite 103, Bellevue WA 98004
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (425)-284-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Hopewell Junction, New York Lease

On May 2, 2014, eMagin Corporation (“eMagin” or the “Company”) entered into a Seventh Lease Amendment (the “Lease Amendment”) with International Business Machines Corporation (the “Landlord”) covering the premises located at the Hudson Valley Research Park, 2070 Route 52, Hopewell Junction, New York 12533.  The Lease Amendment, which is effective as of June 1, 2014 and further amends the Agreement of Lease dated May 28, 1999 (as previously amended by the First Lease Amendment dated July 9, 1999, the Second Lease Amendment dated January 29, 2001, the Third Lease Amendment dated May 28, 2002, the Fourth Lease Amendment dated November 29, 2004, the Fifth Lease Amendment dated September 1, 2006, and the Sixth Lease Amendment dated May 27, 2009), covers approximately 37,000 square feet of manufacturing, assembly, storage and office space.  The Lease Amendment covers a five-year term expiring May 31, 2019 and carries an average monthly base rent of $74,190.87 plus expenses.

Pursuant to the Lease Amendment, the Company was granted a rent credit for June and July, 2014 equivalent to the monthly base rent of two consecutive months.  In the case of an event of default as defined in the Lease Amendment, the Company shall forfeit its rights to the two month rent credit and shall reimburse the Landlord to the extent any credit was received.  Additionally, the Company was granted a one-time option to lease 3,529 square feet of additional office space, which option expires on November 30, 2014, as well as a $15,000 rent credit for use towards the rent of the added office space.

The rent payable pursuant to the Lease Amendment is as follows:

Lease Year	$	Base Monthly Rent

06/01/14 – 05/31/151		$73,275.18
06/01/15 – 05/31/16		$73,275.18
06/01/16 – 05/31/17		$73,275.18
06/01/17 – 05/31/18		$74,740.68
06/01/18 – 05/31/19		$76,235.50

1 Due to the rent credit set forth in the Lease Amendment, there will be no rent due to the Landlord for the months of June and July, 2014.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01.

The foregoing information is a summary of the Lease Amendment, is not complete, and is qualified in its entirety by reference to the full text of the Lease Amendment which is attached as exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

99.1	7th Lease Amendment between International Business Machines Corporation and eMagin Corporation, dated as of May 2, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eMagin Corporation

Date: May 8, 2014	By:	/s/ Paul Campbell
Name: Paul Campbell
Title: Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	7th Lease Amendment between International Business Machines Corporation and eMagin Corporation, dated as of May 2, 2014.

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